                                                                    EXHIBIT 10.1

                             CONSULTING AGREEMENT

    THIS AGREEMENT made the First day of September, 1998.

    BETWEEN:

          Emmanuel Aligizakis, an individual residing in the city of Vancouver in the Province of British Columbia.

          (hereinafter referred to as the "Consultant")

                                   --"and --

          SPECTRUM VENTURES LTD., a corporation incorporated under the laws of the State of Colorado and having its head office in Vancouver.

          (hereinafter referred to as the "Corporation")

    The Corporation is desirous of retaining the Consultant to provide consulting services in connection with the Business of the Corporation;

    The Consultant is desirous of providing such services to the Corporation, on the terms and subject to the conditions herein set out;

    In consideration of the respective covenants and agreements of the parties contained herein, the sum of one dollar paid by each party to each other and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto), it is agreed as follows:



Retainer. The Corporation hereby agrees to retain the Consultant to provide the Corporation with consulting services consisting of managerial Services, labor negotiations, contract negotiations, financial Services, and such other consulting Services as the Corporation and the Consultant may from time to time agree upon, (the "Services") and the Consultant hereby agrees to provide such Services to the Corporation.

Term of Agreement. This Agreement shall remain in full force and effect from September 1,998 to December 31, 1999, subject to earlier termination as hereinafter provided, with the said term being capable of extension by mutual written agreement of the parties hereto.

Provision of Services. The Services to be provided hereunder to the Corporation by the Consultant shall be provided by the Consultant. It is agreed and acknowledged that the Consultant may provide services to other persons, firms and corporations, provided that the Consultant shall at no time while this agreement remains in force provide ongoing managerial services to any competitor of the Corporation that is not an affiliate (for the purposes of this Agreement "Affiliate" shall mean any person, firm or corporation that is affiliated with the Corporation).

Board Policy and Instructions. The Consultant covenants with the Corporation that he will act in accordance with any policy of and carry out all reasonable instructions of the board of directors of the Corporation. The Consultant acknowledges that such policies and instructions may limit, restrict or remove any power or discretion which might otherwise have been exercised by the Consultant.

Remuneration. In consideration for the services rendered by the Consultant hereunder, the Corporation shall pay to the Consultant consulting fees of two thousand five hundred dollars ($2,500 US) per month.The Consulting fees shall be paid on the last day of each month and the Corporation shall receive an invoice from the Consultant prior to these dates.

Discretionary Bonus. A discretionary bonus payment shall be agreed to by the Corporation and the Consultant no less than once per year and shall be paid by the Corporation to the Consultant as additional consulting fees immediately following their determination.

The Consultant shall be reimbursed from time to time for all out of pocket expenses, including travel costs, actually and properly incurred by the Consultant in connection with providing the Services hereunder. The Consultant shall furnish statements and vouchers to the Corporation for all such expenses.

No Delegation of Services. The Consultant covenants and agrees with the Corporation that it shall not delegate performance of the Services to anyone without the prior written or verbal consent of the Corporation.

Provision of Amenities. The Corporation covenants and agrees with the Consultant to provide, for the use of the Consultant, the following:

     Office and Administrative Support - a reasonably furnished office, administrative, and reception services at the offices of the Corporation. The office shall have a minimum of three walls and include a computer compliant to the Corporation system with provision for consistent software, hardware, network, and utilities such as printer access (access to a color capable printer is requested). A telephone system consistent with the Corporation system and access to a facsimile machine will also be included.

     Other Amenities - The Corporation agrees to provide, at no additional charge to the Consultant, access to parking in the near vicinity of the offices of the Corporation.

Confidential Information. The Consultant covenants and agrees that he shall not disclose to anyone any confidential information with respect to the business or affairs of the Corporation except as may be necessary or desirable to further the business interests of the Corporation. This obligation shall survive the expiry or termination of this Agreement.

Return of Property. Upon expiry or termination of this Agreement the Consultant shall return to the Corporation any property, documentation, or confidential information which is the property of the Corporation, unless it has previously been agreed upon for other arrangements.

Promotion of Corporation's Interests. The Consultant shall and will faithfully serve and use his best efforts to promote the interests of the corporation. The Consultant shall not use any information he may acquire with respect to the business and affairs of the Corporation or its affiliates for his own purposes or for any purposes other than those of the Corporation or its affiliate

Termination of Agreement. The Corporation may terminate this Agreement by giving the Consultant thirty (30) days' written notice or in lieu of such written notice by paying the Consultant a consulting fee equivalent to thirty (30) days of consulting as determined pursuant to Section @.S hereof. The Consultant may terminate this Agreement at any time by giving the Corporation thirty (30) days' written notice. The obligations of the consultant under this Agreement shall terminate upon the earlier of the Consultant ceasing to be retained by the Corporation or the termination of this Agreement by the Corporation or the Consultant.

Capacity of Consultant. It is acknowledged by the parties hereto that the Consultant is being retained by the Corporation in the capacity of independent contractor and not as an employee of the Corporation. The Consultant and Corporation acknowledge and agree that this Agreement does not create a partnership or joint venture between them.

Governing Law. The terms of this Agreement are governed by and construed in accordance with the laws of the Province of British Columbia and the Federal laws of Canada applicable therein and each of the parties hereto agrees irrevocably to conform to the non-exclusive jurisdiction of the Courts of such Province.

Notices. All notice, request, demands or other communications (collectively, "Notices") by the terms hereof required or permitted to be given by one party to any other party, or to any other person shall be given in writing by personal delivery or by registered mail, postage prepaid, or by facsimile transmission to such other party as follows:

     a) To the Corporation at: attention: Emmanuel Aligizakis
                                          Spectrum Ventures Ltd.
                                          402-625 Howe Street
                                          Vancouver, B.C. V6C 2T6

     b) To the Consultant at:  Emmanuel Aligizakis
                               509 Tempe Cres.
                               North Vancouver, B.C. V7N 1E7

or at such other address as may be given by such person to the other parties hereto in writing from time to time.

All such Notices shall be deemed to have been received when delivered or transmitted, or, if mailed, 48 hours after 1:01 a.m. on the day following the day of the mailing thereof. If any Notice shall have been mailed and if regular mail service shall be interrupted by strikes or other irregularities, such Notice shall be deemed to have been received 18 hours after 12:01 a.m. on the day day following the resumption of normal mail service, provided that during the period that regular mail service shall be interrupted all Notices shall be given by personal delivery or by facsimile transmission.

Language. The parties acknowledge that they have required this agreement to be drawn in the English language.

Additional Conditions.'..,. The parties shall sign such further and other documents, cause such meeting to be held, resolutions passed and by-laws enacted, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part thereof.

Counterparts. This agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall be but one and the same instrument.

Severability. If any Article, Section or any portion of any Section of this Agreement is determined to be unenforceable or invalid for any reason whatsoever that unenforceability or invalidity shall not affect the enforceability or validity of the remaining portions of this Agreement and such unenforceable or invalid Article, Section or portion thereof shall be severed from the remainder of this Agreement.

Time of the Essence. Time shall be of the essence of this Agreement and of every part here of and no extension or variation of this Agreement shall operate as a waiver of this provision.

Amendments. No modification, amendment or variation hereof shall be of effect or binding upon the parties hereto unless agreed to in writing by each of them and thereafter such modification, amendment or variation shall have the same effect as if it had originally formed part of this Agreement.

Entire Agreement. This Agreement constitutes the entire Agreement between the parties with respect to all of the matters herein and its execution has not been induced by, nor do any of the parties rely upon or regard as material, any representations or writings whatever not incorporated herein and made a part hereof and may not be amended or modified in any respect except by written instrument signed by the parties hereto. Any schedules referred to herein are incorporated herein by reference and form part of the Agreement.

Enurement. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective legal personal representatives, heirs, executors administrators or successors.

  Assignment. This Agreement is personal to the Consultant and may not be assigned by the Consultant.

  Currency. Unless otherwise provided for herein, all monetary amounts referred to herein shall refer to the lawful money of Canada.

  Transmission by Facsimile. The parties hereto agree that this Agreement may be transmitted by facsimile or such similar device and that the reproduction of signature by facsimile or such similar device will be treated as binding as if originals and each party hereto undertakes to provide each and every other part hereto with a copy of the Agreement bearing original signatures forthwith upon demand.

IN WITNESS WHEREOF the parties have duly executed this Consulting Agreement this First day of September , 1998.

SIGNED,
SEALED AND DELIVERED



WITNESS                                             Emmanuel Aligizakis



WITNESS                                             Spectrum Ventures Ltd.